American Beacon Shapiro Equity Opportunities Fund

American Beacon Shapiro SMID Cap Equity Fund

Supplement dated May 12, 2026, to the Summary Prospectus dated November 3, 2025, as previously amended or supplemented

The Board of Trustees (the “Board”) of American Beacon Funds has approved a plan to liquidate and terminate the American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (each a “Fund,” and together the “Funds”) on or about June 26, 2026 (the “Liquidation Date”), based on the recommendation of American Beacon Advisors, Inc., the Funds’ investment manager.

In anticipation of the liquidation, effective immediately, each Fund is closed to new shareholders. In addition, in anticipation of and in preparation for the liquidation of the Fund, Shapiro Capital Management LLC, the sub-advisor to the Funds, may need to increase the portion of the relevant Fund’s assets held in cash and similar instruments in order to pay for that Fund’s expenses and to meet redemption requests. The Funds may no longer be pursuing their respective investment objectives during this transition. On or about the Liquidation Date, the Funds will distribute cash pro rata to all remaining shareholders. These shareholder distributions may be taxable events. Thereafter, the Funds will terminate.

The Funds will be liquidated on or about June 26, 2026. Liquidation proceeds will be delivered in accordance with the existing instructions for your account. No action is needed on your part.

Please note that you may be eligible to exchange your shares of a Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances. You also may redeem your shares of a Fund at any time prior to the Liquidation Date. No sales charges, redemption fees or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchanges and redemptions are taxable events for shareholders.

In connection with its liquidation, each Fund may declare distributions of its net investment income and net capital gains in advance of its Liquidation Date, which may be taxable to shareholders. You should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-658-5811, Option 1. If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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SHAP-05122026-497K